Exhibit 99.1

 INVESTOR DAY 2023  November 14, 2023

 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties. All statements in this presentation, except for historical facts, are considered forward-looking statements. We have tried, whenever possible, to identify these forward-looking statements using words such as “anticipates,” “believes,” “estimates,” “continues,” “likely,” “may,” “opportunity,” “potential,” “projects,” “will,” “will be,” “expects,” “plans,” “intends” and similar expressions whether in the negative or affirmative context. These statements reflect our current beliefs and are based upon information currently available to us. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could lead to our actual results, performance or achievements differing materially from those expressed in, or implied by, such statements.   These risks, uncertainties, factors and contingencies include, but are not limited to the following: reduction in per pupil funding amounts at the schools we serve; inability to achieve a sufficient level of new enrollments to sustain our business model; limitations of the enrollment data we present, which may not fully capture trends in the performance of our business; failure to enter into new school contracts or renew existing contracts, in part or in their entirety; failure of the schools we serve or ourselves to comply with federal, state and local regulations, resulting in a loss of funding, an obligation to repay funds previously received, or contractual remedies; governmental investigations that could result in fines, penalties, settlements, or injunctive relief; declines or variations in academic performance outcomes of the students and schools we serve, as curriculum standards, testing programs, and state accountability metrics evolve; harm to our reputation resulting from poor performance or misconduct by operators or us in any school in our industry and/or in any school in which we operate; legal and regulatory challenges from opponents of virtual public education or for-profit education companies; changes in national and local economic and business conditions and other factors, such as natural disasters, pandemics, outbreaks of contagious diseases, and other adverse public health developments; discrepancies in the interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of our contracts or a reduction in the scope of services with schools; failure to develop the Career Learning business; entry of new competitors with superior technologies and lower prices; unsuccessful integration of mergers, acquisitions and joint ventures; failure to further develop, maintain, and enhance our technology, products, services and brands; inadequate recruiting, training, and retention of effective teachers and employees; infringement of our intellectual property; disruptions to our Internet-based learning and delivery systems, including, but not limited to, our data storage systems and third-party cloud facilities, resulting from cybersecurity attacks; misuse or unauthorized disclosure of student and personal data; failure to prevent or mitigate a cybersecurity incident that affects our systems; any other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission.   Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can provide no assurance that these expectations will be attained or that any deviation will not be material. All information in this presentation is as of today’s date, and the Company undertakes no obligation to update any forward-looking statement to reflect actual results or changes in the Company’s expectations.   SAFE HARBOR

 AGENDA  Themes  Speaker  Company Overview & Market Opportunity  James Rhyu, CEO  Schools  James Rhyu, CEO  Break  New Products & Innovation  James Rhyu, CEO  Financial Overview & Outlook  Donna Blackman, CFO  Closing Remarks  James Rhyu, CEO  Break  Q&A Panel  James Rhyu, CEO  Donna Blackman, CFO  Tony Bennett, President, Schools  Les Ottolenghi, CITO  Todd Goldthwaite, Portfolio Companies  Deb Hannah, CMO  Val Maddy, CHRO  Vince Mathis, General Counsel

 Opportunity & Introduction  James Rhyu  CEO & Member of the Board of Directors

 MASSIVE MARKET OPPORTUNITY IN US  Total education spending in the US exceedsone trillion dollars, growing at 3%  Spending on K-12 schools approaching   $700 billion annually, growing at 3%  3%   CAGR  Direct Government Expenditure on Education, US  Expenditures for Elementary & Secondary Education, US  3%   CAGR  Projected

 Stride currently only operates in a few of the educational verticals  STRIDE OFFERINGS AND OPPORTUNITIES  Immediate Opportunity for Expansion

 VIRTUAL EDUCATION PROGRAMS  Full Time Online Programs  Online programs for K - 12th grade in General Education and middle and high school in Career Learning  K-12 programs designed to meet students at their point of need   General Education and Career Learning Programs  General Education  Career Prep

 INNOVATIVE EDUCATIONAL OFFERINGS  Ability to leverage existing capabilities to expand into new products and markets  New Products and Markets  New Products and Markets  Leveraging current educational assets to expand into large and growing addressable markets

 STRONG EXECUTION TRACK RECORD  Consistent revenue growth and return to enrollment growth following the pandemic surge  Total Revenue ($M) FYE 6/30  Total Enrollment1 (K) QE 9/30  18% CAGR2  Depicts high-low range for guidance  1,960 – 2,030  1. Number based on the number of students enrolled at the end of Q1 (September 30th) of each fiscal year; 2. CAGR based on mid-point of guidance

 STRONG EXECUTION TRACK RECORD  Profitability growth with solid free cash flow   Adj. Operating Income1 ($M) FYE 6/30  Free Cash Flow1 ($M) FYE 6/30  43% CAGR2  1. Adjusted operating income and free case flow are non-GAAP measures. 2. CAGR based on mid-point of guidance or target  150 – 175  35  82  139  137  47% CAGR2  Depicts high-low range for guidance or target

 Consistent revenue and profitability growth have resulted in outperformance in the public markets with low price-to-earnings ratios  DRIVING STOCKHOLDER VALUE  Nasdaq +16%  DJI +13%  Russell -19%  S&P +16%  +125%  Stride financials as of Sept. 30, 2023; indices financials as of Q2 2023; stock price data from Jan. 27, 2021 to Nov. 10, 2023  * Trailing 12 months  ** Forward 12 months  Relative Stock Performance Over Time  Price-to-Earnings  Year Ago*  Current*  Fwd Estimate**  16.68  15.69  14.49  S&P  19.35  19.37  19.72  Nasdaq  24.27  30.37  26.43  DJI  20.84  25.00  18.72  Russell  87.96  23.45  22.47

 Share price outperforming EdTech and EdServices Peers –   without multiple expansion   DRIVING STOCKHOLDER VALUE  +125%  Relative Stock Performance Over Time  Financials  3-Yr Rev CAGR  Consensus EPS  EV/Rev  Multiple  EV/EBITDA Multiple  Fwd PE Estimate  9%  $3.91  1.4X  7.7X  14.49  Powerschool  17%  (0.14)  6.5X  30.1X  21.64  Instructure  20%  (0.24)  7.2X  25.5X  N/A  Pearson  N/A  0.60  2.0X  7.3X  14.22  Udemy  18%  (0.73)  2.1X  NM  N/A  Coursera  27%  (0.85)  3.5X  NM  322.58  Chegg  5%  0.12  1.9X  7.8X  7.54  Pearson +11%  Chegg -91%  Powerschool +20%  Instructure +17%  Udemy -52%  Coursera -58%  Stride financials as of Sept. 30, 2023; revenue CAGR use mid-point of current guidance; Pearson EPS converted to USD;  PE forward 12 month estimates; stock price data from Jan. 27, 2021 to Nov. 10, 2023

 COMPELLING LONG-TERM INVESTMENT THESIS  Disruptor in Education  Innovator with the scale, expertise & long-term customer relationships to change education  Sustainable & Growing Virtual School Business  Accelerating secular shift toward virtual education and school choice  New Products & Technologies  Leveraging capabilities and assets to address market failures or shortcomings  Experienced & DiverseLeadership Team  Deep educational regulatory & policy expertise  Financial Track Record  Consistent revenue and profitability growth with a strong balance sheet to support organic and inorganic growth

 Market

 MACRO TRENDS SUPPORT THE NEED FOR DISRUPTION IN EDUCATION  Volatility  Uncertainty  Chaos

 Labor Participation Rate  21%  Millennials in the workforce who have changed jobs within one year  Millennials who have 2 or more jobs  26%  Share of global household wealth owned by top 10%   76%  Labor Participation has been declining since the late 1990s/early 2000s  Total Student Loan Debt in the US in 2023  $1.57T  ECONOMIC UNCERTAINTY

 INCREASING VOLATILITY

 SIGNIFICANT SHIFTS IN LABOR MARKET  Innovations have driven a significant shift in the labor force over   the past 50 years, moving toward services-based careers  Workforce by Industry (2023)  Change from 1973  Job Growth  Job Loss

 NEW MARKET ENTRANTS HAVE DISRUPTED ALL MAJOR MARKETS IN THE PAST 20+ YEARS  Technology and innovation have driven out incumbents at a pace not seen before in history  Transportation  Media  Shopping  Finance  Transportation  Advertising  Advertising  Transportation  Lodging  Video Conferencing  Employees: 33K  Employees: 13K  Employees: 1.5M  Employees: 128K  Employees: 30K  Employees: 66K  Employees: 182K  Employees: 4K  Employees: 7K  Employees: 8K

 Despite the U.S.’ significant investment in education, nearly half of all   U.S. public-school students are lagging in educational benchmarks  U.S. EDUCATION LAGGING DESPITE INVESTMENT  Highest Expenditure  Lowest Expenditure  Government and Private Expenditures as aPercent of GDP (2019)  Americans’ Belief that K-12 Education isHeading in the Right Direction

 HISTORICAL LEVELS OF DISSATISFACTION WITH U.S. EDUCATION  Parental concern about learning and academic progress  38%  Somewhat or Slightly Concerned  48%  Extremely orModerately Concerned  14%  Not atall Concerned  Americans’ Satisfaction with U.S. Public Education  The Nation’s Report Card projects that if future National Assessment of Educational Progress score patterns reflect historical trends, it will take decades to return to 2019 levels following the learning loss suffered during the COVID pandemic  Coupled with concerns about academic progress

 TEACHERS ARE LEAVING FOR OTHER OPPORTUNITIES  Performance ofChildren’s Teachers  K-12 Parents  7%  20%  37%  36%  Only  55%  Staffing shortages persist post-pandemic, even as parents   express satisfaction with their students’ teachers  36K  2022  Estimated teacher vacancies up over 50% since last year  55K  2023  Of schools are fully staffed with teachers for all classes  Fewer local education employees since the start of the pandemic  Projected teacher turnover for 2022-23 and 2023-24  12%  100K

 THE CURRENT RESPONSE IS FRAGMENTED AND NOT MEETING FAMILY'S NEEDS  Of parents considered or searched for a new or different school for their student within the past year (Jan 2023)  54%  Of parents favor school choice  66%  Although parents are in favor of school choice and looking for options,   their preferences are not being met  Support for School Choice Options  Parent Preferences Do Not Match Actual Enrollments

 What do you need to be successful (High School Students)?  21%  2019  Percent of jobs on LinkedIn that don’t require a professional degree  29%  2023  Recruiters onLinkedIn are5 times more likelyto search by skillsthan degrees  Of college graduates are in jobs that don’t require a degree  Of jobs require   specialized skills but not a degree  46%  43%  SHIFTING ATTITUDES REGARDING TRADITIONAL FOUR-YEAR DEGREES  49% of High School students believe work experience is more important or as important as a college degree to be successful

 U.S. EMPLOYERS’ SKILLS GAP CONTINUES TO GROW  4.4M  Demand for workers exceeded supply of trained workers in top 10 career paths  87%  Of companies are experiencing or expect to experience a significant skills gap within 3 years  Yes  Unsure  No  Do You Believe There is a Gap in the Skills Your Organization Needs and What Your Employees Possess?

 27  CHANGE YOUR FUTURE  Stride is positioned to change the future of education using technology   to enhance student outcomes and prepare the workforce of tomorrow  EDUCATION HAS NOT REALLY CHANGED IN 100+ YEARS

 Schools

 VIRTUAL SCHOOLS CAN PERSONALIZE LEARNING TO SERVE DIVERSE STUDENT NEEDS   Additional students who should be labeled Gifted & Talented but are being overlooked  3.6M  During the 2020-21 school year, 40% of public schools had a special education teaching vacancy   The traditional U.S. public school system was designed to meet the needs of the   “average” student, but no student is average  Students with Disabilities (1976–2022)  1 in 5  High school students report being bullied in the prior school year

 INCREASING DEMAND FOR VIRTUAL EDUCATION  Secular Trends Driving Demand  Growing acceptance and awareness of virtual and online learning  Dissatisfaction with current public school systems  Concerns about school safety  Desire for more control over what your child is learning  Digital-native parents used to learning and getting information online   School districts shifting from print to digital format at accelerating rate  Top Reasons Parents Enroll Students  Concern about Environment at Previous School  Politics in Curriculum  Religion  Struggling Academically  Need Discipline  Special Needs  Value Flexibility & Learning at Own Pace  Mobile Family  Seeking 1:1 Instruction  Need to Catch Up Academically  Working Student  Athlete  Military Family  Concern About Health & Overall Wellbeing  Bullying  Negative Social Experience  Behavioral/Social Issues  School Safety

 Continued commitment to academic outcomes and improving student experience to drive higher satisfaction  FOCUS ON CUSTOMER SATISFACTION  Stride Satisfaction Metrics  Satisfied   Net Promoter Score  Net Promoter Score   68  61  83%  81%  School  Curriculum  Satisfied

STRONG SCHOOL AND PARTNER RELATIONSHIPS

Long-standing customer relationships supported by unique combination of offerings and expertise

Meet Students' Unique Needs	Provide How-To Expertise	Deliver Comprehensive Support	Drive Continuous Innovation
Help students reach their full potential through inspired teaching & personalized learning	Apply best practices from 20+ years of experience & serving 2M+ students	Provide dedicated support to navigate all aspects of running a school	Invest in curriculum, technology, learning systems & teacher support to ensure success

90+

Full time programs in 31+ states

60% / 40%

Charter/district customer mix

Stride

32

 K-12 FULL-TIME PROGRAMS  Nationwide Reach  GenEd States  Career Learning States  GenEd & Career States  Students enrolled in full-time programs  ~188K FY24  Career learning programs in 27 states and DC  55+  General education programs in 31 states and DC  90+  Student population covered by existing full-time offerings  75%

 EXPANSION INTO NEW STATES AND MODELS  Utilize multiple models to expand capacity in existing states andadd new states and geographies  New States  New or Expanded Programs  Maryland  Massachusetts  Nebraska  Connecticut  New Hampshire  California  Georgia  Nevada  Kentucky  Florida  Louisiana  North Carolina  OtherModels  Part-Time Online  Private Programs  Vouchers & ESAs  Virtual Pre-K

 Preparing students for the Three E’s: Education, Employment or Enlistment  DRIVING ACADEMIC EXCELLENCE   Education  Prepare students for postsecondary opportunities with dual-credit options and AP courses  Enlistment  Prepare students with the skills they need to serve in our nation’s military  Employment   Ensure students graduate with industry-recognized credentials and are prepared for careers in high-growth, in-demand markets  Student Acceptances to Leading Universities

 Successfully operating in a complex industry with vast knowledge and   understanding of legislative, political, policy, and advocacy operations  DEEP POLITICAL, REGULATORY AND POLICY EXPERTISE  Key Issues  Open enrollment policies to allow families to attend the school of their choice  Reimagine accountability systems   Autonomy in education service provider partnership  Full, fair, equitable funding  National Network   Of professional state and federal lobbyists, consultants and advisors in a highly collaborative, multidisciplinary, bipartisan approach  Extensive Relationships   With key third parties including allies, policy influencers and grassroots networks to develop and broaden coalitions to promote desired policy objectives  Deep Experience   Working with independent boards to open and operate schools

 Break

 New Offerings

 PROVEN SUCCESS ENTERING ADJACENT MARKETS  Career Learning Middle and High School programs launched just 7 years ago   and now account for over 30% of revenue and enrollments  1. Number based on the number of students enrolled at the end of Q1 (September 30th) of each fiscal year  Career Learning MS/HS Enrollment1 ($M) QE 9/30  $587M  FY23 Career LearningMS/HS Revenue  93%  of parents feel that Career Prep helps their high school student prepare for a career  84%  of parents felt that taking career electives adequately prepared teens for college  90%   of parents are satisfied with the Career Prep curriculum

 ENTERING NEW MARKETS TO MAKE STRIDE PRODUCTS AVAILABLE TO MORE STUDENTS  Leveraging existing assets to expand into large, fast-growing markets with a “fail-fast” mentality while incorporating innovative technologies into our core programs to enhance outcomes  New Products  Tallo  Learning Hub  Adult Learning  E-Sports  Tutoring  New Technologies  Bots  G-AI  Metaverse

ALLIED HEALTHCARE TRAINING

MedCerts revenue grew almost 30% last year, in a large market with further growth potential

Significant adjacent market opportunity in training and education

Increase lifetime value of students (post-graduation)

Additional job pathway and placement opportunities

Leading assets with high growth and profitability

Market

- Overall employment in healthcare occupations is projected **to grow much faster than the average for all occupations** from 2022 to 2032
- **About 1.8 million openings are projected each year**, on average, due to employment growth and the need to replace workers who leave the occupations permanently

Proof Points

~30%	**~90%**	**20K+**
Revenue Growth	Gross Margins	Enrollments in FY23

Stride

41

 TUTORING MARKET AND ALIGNMENT  Extensive learning loss in public schools: 89% of public schools reported that teachers have expressed concerns about getting students to meet academic standards   Tutoring remans in high demand for districts: 87% of districts offer some form of tutoring to students  17% of students are currently participating in tutoring but 45% could benefit   37 state education agencies support tutoring programs  $25B  U.S. Private Tutoring Market Size (2022)  Expected to grow at 10% annually   (2022-2027)  $3B  U.S. Online Tutoring Market Size (2022)  Expected to grow at 19% annually   (2022-2027)  Market

 STRIDE TUTORING  Leverages state-certified teachers to open a new market   opportunity with a differentiated offering  Staffed exclusively by state-certified teachers  Leverages Stride’s teachers & recruitment  Leverages Stride curriculum and online instruction capabilities  Full integration across all K-12 subjects, grades, states  Leverages team for B2B sales  and marketing  State-Certified Teachers as Tutors  Offerings Across All Subjects  English  History  Math  Science  ACT  SAT

 DIGITAL CONTENT MARKET  $10B+  $8B+   $2.6B+  75%  Addressable Market for Digital Textbooks  District spending on supplemental curriculum solutions  Annual total spent by teachers on supplies, an average of $750 each  Of parents would like a link to video info about their child's homework  Of districts indicated they would be moving toward digital solutions in the next 3-5 years  51%  Of districts indicate that they are already offering hybrid options  36%  Of district leaders indicated that their district had invested in some form of personalized learning  97%  Increase in the number of online tools used by teachers & students since 2019  100%

 STRIDE LEARNING HUB  Leverages Stride content to deliver short, 5-10-minute lessons to   improve outcomes and support parents, teachers and students  Expansion of existing assets into larger market opportunity  Single platform addressing needs of learners, teachers and parents  Cost-efficient approach for school districts and teachers  Ability to grow community of users  Increase Motivation  Improve Retention  Boost Confidence

 CAREER AND SKILLS TRAINING MARKET  16M  1M+   10.2M   High school students - 4M graduates each year  Students choose to not attend college following graduation  Young adults without a bachelor's degree  33%  Of all young adults aged 18-24 are employed and not in college   Of students enrolled in 4-year colleges do not complete their degree within 6 years  56%  Sectors  # of Entry Level Jobs   Technology/IT  >200K  Allied Health   >600K  Business  >1M

TALLO CAREER PLATFORM

Tallo connects talent to opportunity by providing students the options to explore careers, find learning experiences to acquire the skills needed to succeed and connect them to employers

Significant market opportunity utilizing existing capabilities

Whitespace in early/ Gen-Z talent offerings

One-stop shop offering addressing needs of learners, schools and enterprises

Favorable political and regulatory environment

Leverage adult learning companies and partners to provide a suite of solutions for lifelong learning

Community

- **2M+** Users
- **100K+** Jobs
- **30K+** Courses
- **17K+** Internships

Opportunities

- Scholarships
- Internships
- Apprenticeships
- Careers

Employer Partners

Stride

47

 ESPORTS MARKET  70%  56%  Of U.S. parents believe video games positively influence their child   Of parents play video games with their children at least once per week   25%  21%  esports industry projected CAGR (2019 to 2025P)  esports tournaments CAGR   (2019 to 2030P)  3.1B+  video gamers  530M+  spectators worldwide  48

 STRIDE ESPORTS  Fast-growingadjacent market  Significant whitespace in educational esports market  First mover advantage  Additional marketing exposure via esports leagues, etc.  Stride esports leverages our existing relationships in the   education market to expand into a massive, fast-growing market   Minecraft Educational Worlds  Atomic Rescue  Civil War  Egypt   Jamestown  Library League  Ocean Climate  Rome  Tournaments

 Innovation & AI

 22%  Of students reported using ChatGPT on a weekly basis or more  65%  Of students agree that ChatGPT will be an essential tool for students' success in college and the workplace  91%  Of teachers believe technology is important to get students back on track from academic losses  73%  Of teachers agree that ChatGPT can help students learn at a faster pace  64%  Of teachers plan to implement AI more often, from lesson planning, to creating new ideas, and using it as part of the curriculum  TECHNOLOGY ADVANCEMENTS ARE RAPIDLYCHANGING EDUCATION  Students  Teachers  Students  Teachers

FOUNDATIONAL APPROACH TO INNOVATION & ARTIFICIAL INTELLIGENCE

Use technology to improve efficiencies and outcomes across multiple vectors



Internal Efficiencies

Front Office

- School Operations
- Curriculum
- Teaching
- Enrollment/Marketing

Back Office

- HR
- Legal
- Finance

Improving Existing Products

Student Progress

- Grading
- Tutoring
- Assessments

Curriculum

- Improvement

24/7 Support

- Smart Tutoring/ Customer Care

Developing New Products

Personalized Learning

- GenAI-supported learning pathways

Curriculum

- New Development

New Markets

- Improve speed to market

52

EMBRACING TECHNOLOGY TO IMPROVE STUDENT OUTCOMES  Stride has always been at the forefront of implementing new technologies   to improve student outcomes and will continue to embrace innovation  Only 1 in 5  Socialization  ~50%  Amount of time teachers spend on administrative tasks, grading, lesson prep, and family communications  Number of college-bound American high school students prepared for college-level courses in STEM  #1 Reason for students leaving Stride programs

 K12 ZONE ADDRESSES SOCIALIZATION  Create your own avatar to engage with friends and other students  Check out classes, games, the cafeteria, and explore your school  Attend school assemblies andart competitions  “I really like being able to talk to my friends, see my teachers, and meet other teachers I might have in junior high”  - K12 Student  “It’s like a recess for the virtual world in education. It’s a place where you can get to know others without the constraints of being in a classroom”  - K12 Teacher  Improving socialization in the virtual world using a virtual world   built around an in-person experience for school in a safe environment

 AI-POWERED CHAT FUNCTIONALITY TO ADDRESS LEARNING LOSS AT SCALE  Offers step-by-step guidance  Explains academic concepts clearly, aligning to state standards  Curates curriculum recommendations for all developmental levels  Upholds high academic integrity  Provides an engaging user experience   Connects learners with human tutors  Chat-based tutoring can help students at their point of need   and pin-point their challenges at any time of the day  Stride Tutor AI Bot

 AI-POWERED TEACHER GRADING ADDRESSES ADMINISTRATIVE TIME CONSTRAINTS  LessonPlanning/Prep  Student & Family Communications  15%  12%  Grading Assignments  Administrative Tasks  10%  10%  Teacher Administrative Time Spent  Teachers spend too much time on administrative tasks;   technology can allow them to focus on student outcomes

 T.I. BY K12  Develop AI-powered interface that students and teachers want to interact with  Synthesize and utilize data with AI without losing the human touch  Ensure AI adapts to evolving interests and needs of students without stifling individuality  Developing intuitive AI-powered experience that builds personalized student personas to   deliver customized support, and improve proficiency, retention, and graduation rates  Goals

 Financial Overview & Outlook  Donna Blackman  Chief Financial Officer

 Adjusted operating income, adjusted EBITDA margin and free cash flow numbers are non-GAAP measures, a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the Appendix to this presentation. 1. Gross margin calculated as revenue less cost of goods sold divided by revenue; 2. Adjusted operating income is defined as income from operations as adjusted for stock-based compensation and amortization of intangible assets; 3. Adjusted EBITDA Margin is defined as Net income as adjusted for, among other things, tax expense (benefit), net interest expense (income), stock-based compensation and depreciation and amortization divided by revenue; 4. Free cash flow is defined as net cash provided by operating activities adjusted for purchase of property and equipment, capitalized software development costs and capitalized curriculum development costs. 5. Cash and cash equivalents as of June 30, 2023.  STRONG FINANCIAL FOUNDATION  $1.84Bn  FY23 Revenue   16% Four-Year CAGR  35%  FY23 Gross Margin1  $201Mn  FY23 Adj. Operating Income2  33% Four-Year CAGR  16%  FY23 Adj. EBITDA Margin3  $137Mn  FY23 Free Cash Flow4  $411Mn  Cash & Cash Equivalents5

 Consistent growth in education fundingover time  Narrowing funding gap to brick andmortar schools  Improving yield  EDUCATION SPENDING SUPPORTS CONSISTENTREVENUE GROWTH  Current expenditures per pupil in public elementary and secondary schools, inflation adjusted: Selected years, through 2019-20, NCES  2%   CAGR  Full-time online students average 30% less in total funding than peers in traditional schools  On average, funding for education outpaces inflation  U.S. Per Student Expenditures  Increases for Virtual K-12 funding driven by

 DEMAND AND FUNDING INCREASES DRIVE CONSISTENT REVENUE GROWTH  48%  10%  9%  7%–10%  YoY Growth (%)  1,960 – 2,030  Depicts low-high range for guidance  Total Revenue ($M) FYE 6/30  Significant addressable market  Increased acceptance and awareness of online learning  Strength of Career Learning programs  High barriers to entry

 INCREASING EFFICIENCIES AND IMPROVING MARGINS  400 bps improvement  SG&A as a Percent of Revenue  Marketing  Automation  Lower customer acquisition costs by optimizing spending   Implement robotic process automation across customer lifecycle, decrease administrative tasks including scheduling and grading  Onboarding & School Start  Centralization  Lower support costs through self-service options and technology implementation, including conversational AI chat bots  Use nationwide scale while increasing access, maintaining support levels and improving student outcomes  Leverage technology and automation to improve efficiencies

 IMPROVING GROSS MARGINS  Investments in automation and process improvements  Machine learning  Robotic process automation  Conversational AI chat bots  Lower material costs from increased digital access  Increased mix of higher-margin and Adult Learning revenue  +200–250BPS  Depicts low-high range for guidance  Gross Margin (%) FYE 6/30  Drivers of Improved Margins

 PROFITABILITY GROWTH OUTPACING REVENUE  Adjusted operating income and adjusted EBITDA are non-GAAP measures a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the Appendix to this presentation.  Leverage in business model leading to strong profitability growth  Adj. Operating Income ($M) FYE 6/30  Adj. EBITDA ($M) FYE 6/30  Depicts low-high range for guidance or target

 STRONG BALANCE SHEET WITH LOW DEBT  Cash, Cash Equivalents & Marketable Securities  545.5  Accounts Receivable, Net  463.7  Accounts Payable  48.9  Total Debt Obligations  469.9  1. Leverage ratio is a non-GAAP measure defined as Net Debt (total debt obligations of $469.9M less cash and cash equivalents of $410.8M) divided by Adjusted EBITDA of $296.2M for the twelve months ended June 30, 2023  Select balance sheet and other information   As of June 30, 2023 ($M)  Leverageratio1 of 0.2x  Cash position, low leverage ratio, and consistent cash flows  provide options for capital allocation

 Prioritizing organic growth, new product and technology development and synergistic M&A  DISCIPLINED CAPITAL ALLOCATION  Organic Growth  Strategic Acquisitions  Capital Return  Invest in academic quality and student/customer experience to support outcomes and retention  Technology advancements to improve personalization and outcomes  Implement innovative products across portfolio  Leverage platform across markets/verticals  High-growth, high-margin targets providing synergies  Evaluate approaches to return cash to stockholders over the long term

 STRATEGIC APPROACH TO M&A  Focus on alignment to strategy of innovation in education to drive long-term value and outcomes  Operates in large or fast-growing nascent addressable market   Combined company can accelerate revenue and profitability growth of both businesses  Cultural fit and experienced management team  Organic revenue growth stronger than underlying Stride growth rates  Expected to be accretive to gross margin profile  Profitable or clear path to FCF-positive within 12 months of acquisition  Well-defined revenue and cost synergies  Focus on high growth, higher margin companies in adjacent markets  while maintaining our strong financial foundation  Strategic Criteria  Financial Filters

 REAFFIRMING 2024 FINANCIAL GUIDANCE  Guidance reaffirmed as of November 14, 2023  Current FY24 Guidance exceeds low end of FY25 targets from November 2020 Investor Day  $65M – $75M  CapitalExpenditures  25% – 27%  Tax Rate  $1.96B – $2.03B  TotalRevenue  + 7 – 10% Y/Y  $250M – $275M  Adj. OperatingIncome  + 24 – 37% Y/Y  $1.90B – $2.20B  $250M – $350M  FY24  Guidance  Former FY25 Targets

 Long-term financial targets supported by macro trends,   new product investments and improving margins  INTRODUCING NEW LONG-TERM FINANCIAL TARGETS  Total Revenue ($B)  10% CAGR  to mid-point  20% CAGR  to mid-point  Adj. Operating Income ($M)  EPS ($)  20% CAGR  to mid-point  Depicts low-high range for target  Adjusted operating income is non-GAAP measures a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the Appendix to this presentation.

 Closing Remarks  James Rhyu  CEO & Member of the Board of Directors

 Break

 Q&A Panel

 Q&A PANEL  Donna Blackman  Chief Financial Officer  James Rhyu  CEO and Member of the Board of Directors  Dr. Tony Bennett  President,Schools  Les Ottolenghi  Chief Information and Technology Officer  Todd Goldthwaite  GM,   Portfolio Companies  Deb Hannah  Chief Marketing   Officer  Vince Mathis  General Counsel  Val Maddy  Chief Human Resources Officer

 UPCOMING INVESTOR EVENTS  EVENT  DATE  HOST  STRIDE ATTENDEES  Non-Deal Roadshow  Virtual   November 29, 2023  Barrington  Donna Blackman, CFO  1:1s  BMO 2023 Growth & ESG Conference  Virtual  December 4, 2023  BMO  Donna Blackman, CFO  1:1s  26th Annual Needham Growth Conference  NYC  January 17, 2024  Needham  Donna Blackman, CFO  Presentation and 1:1s  Q2 FY23 Earnings Call  January 26, 2024  James Rhyu, CEO  Donna Blackman, CFO

 Thank You

 Appendix  Appendix

 RECONCILIATION OF INCOME FROM OPERATIONS TO ADJUSTED OPERATING INCOME  77  77  Year Ended  June 30,  ($, M)  2020  2021  2022  2023  2024 Guidance  Low  High  Income from operations  32.5   110.5   156.6   165.5   210.5   228.5   Stock-based compensation expense  23.6   39.3   18.6   20.3   28.0   33.0   Amortization of intangible assets  6.0   11.6   13.0   15.2   11.5   13.5   Adjusted operating income  62.1   161.4   188.2   201.0   250.0   275.0

 RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW  78  78  Year EndedJune 30,   ($, M)  2020  2021  2022  2023  2024 Target  Low  High  Net cash provided by operating activities  80.4   134.2   206.9   203.1  Purchases of property and equipment  (1.7)  (3.6)  (9.7)  (4.3)  Capitalized software development costs  (24.0)  (31.3)  (42.2)  (45.0)  Capitalized curriculum development costs   (19.3)  (17.4)  (15.7)  (17.2)  Free cash flow  35.4   81.9   139.3   136.6  150.0  175.0  Note: We are not able to forecast Net cash provided by operating activities on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net cash provided by operating activities. Free cash flow should not be used to predict Net cash provided by operating activities as the difference between the two measures is variable.

 RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA  79  79  Year EndedJune 30,  ($, M)  2020  2021  2022  2023  2024 Target  Low  High  Net income (loss)  24.5   71.5   107.1   126.9   Interest (income) expense, net   (0.7)  18.0   8.3   8.4   Other (income) expense, net  (0.2)  (2.8)  1.2   (15.4)  Income tax expense  8.5   24.5   40.1   45.3   (Income) loss from equity method investments  0.4   (0.7)                (0.1)  0.3   Depreciation and amortization  72.1   90.1  97.9  110.4  EBITDA  104.6  200.6  254.5  275.9  322.0  342.0  Stock-based compensation expense  23.6   39.3   18.6   20.3   28.0   33.0   Adjusted EBITDA  128.2   239.9   273.1   296.2   350.0  375.0  Note: We are not able to forecast Net income (loss) on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP Net income (loss), including, but not limited to, tax expense, interest expense and impairment expense. Adjusted EBITDA should not be used to predict Net income (loss) as the difference between the two measures is variable.